NEUBERGER BERMAN
Semi-Annual
Report
June 30, 2001



                                Neuberger Berman
                                Advisers
                                Management
                                Trust




                                Liquid
                                Asset
                                Portfolio






B0735 08/01

Liquid Asset Portfolio   Managers' Commentary
---------------------------------------------

The portfolio's current and effective (compounded) yields as of June 30, 2001 were 2.81% and 2.85%, respectively.(1)

During the first six months of 2001, fixed income continued to be a strong asset class overall, as the Federal Reserve Board aggressively slashed short-term interest rates six times, by a total of 275 basis points, to 3.75%. The stock market has rebounded from lows reached on April 4th with the Nasdaq rising by 32%, and the S&P rising by 11%. Fixed income nevertheless continued to provide good relative returns during the half, without the commensurate volatility that the equity markets continued to generate. Cash performed well and short-duration fixed income products performed best. Investors who began the year leery of stocks by June were cautiously returning to the equity markets, while keeping a firm footing in fixed income to hedge equity volatility. Fixed income investors were not disappointed.

Over the past several months, yields on the long end of the Treasury curve rose steadily, as the sharp Federal Reserve Board action increased fears of long-term inflation risk. A yield curve that was inverted in January had by June reverted to a more normal slope, in the wake of the six dramatic Fed short-term rate cuts, which many investors believe could be capped with one more rate cut in August. As investors flocked to the short end of the yield curve, declining bond prices actually backed up rates on long-term bonds. The yield on the 10-year U.S. Treasury bond rose 30 basis points to 5.41% by June 30, from 5.11% on December 31, 2000, and 4.92% at the end of March.

Investors generally favored spread sectors during the half, as yields between U.S. Treasury securities and comparable corporate bonds narrowed across all durations. Huge U.S. government buybacks of Treasury securities continued to strengthen the long bond market. But distortions between Treasuries and all other sectors, which had last year widened spreads to 10-year highs, fell back somewhat during this period. Investors who had invested in high-quality corporate bonds and other spread products were rewarded handsomely.

The U.S. government agency bond market rebounded after proposed legislation that threatened to end the line of credit extended by the Treasury failed to materialize. The corporate sector -- although still somewhat affected by high oil prices, a weak Euro and continuing earnings and credit problems--began to see earnings stabilize, thus dampening the enormous volatility that had plagued the higher-grade corporate sectors of the market in recent periods. In the first six months of the year, the squeeze on profits and margins, as well as bank debt, eased somewhat. Corporate and other spread products thus turned in their best performance in recent memory, according to Lehman Brothers.

At midyear, short rates were sharply lower across all market sectors. At the short end of the Treasury yield curve rates had dropped by 2.24 percentage points from their December 31, 2000 level, to 3.66%. Likewise, rates declined steeply on U.S. Agency discount notes and commercial paper--dropping by 2.51 percentage points to 3.63% and 2.59% to 3.72%, respectively.

We had positioned the portfolio with longer maturities along the yield curve, so as to take best advantage of fast-falling short-term interest rates. These positions were reflected in the portfolio's healthy yields. As the period progressed, however, one year-paper became less compelling and we accordingly invested in increasingly shorter maturities, so as to avoid being caught by any potential change in Fed policy direction. The portfolio also held a larger component of Agency investments thanks to their unusually high yield.

We also attribute the portfolio's good performance to our increased holdings of commercial paper--from 49.7% of the portfolio on Dec. 31, 2000 to 66.1% on June 30, 2001. Other non-Treasury, or "spread" products also added significantly to performance. Variable rate demand notes accounted for 19.0% of the portfolio compared with 14.3% at the end of 2000. Meanwhile, U.S. government agency securities increased to 7.3% of the portfolio from 3.6% of the portfolio at the end of 2000.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)



On the inflation front, some investors have become concerned that the Fed's aggressive rate cuts may turn the economy around too quickly. Others believe, however, that high unemployment and lower commodity costs (aside from the energy sector) will keep rising labor costs and price inflation in check. We believe that the Federal Reserve Board may in coming months lower interest rates again, before reverting to a neutral policy or tightening so as to prevent any potential for inflation.

At Neuberger Berman, we take pride in our contrarian approach. We always believed that the new economy would never overrun the benefits of compound interest--and that our responsibility is to deliver competitive returns, while protecting your principal. In the months ahead, we will continue to add value--identifying undervalued securities in the most fundamentally attractive sectors, while managing risk.

We are confident that these remain the best tools to enhance income from cash you have entrusted to us to preserve.

Sincerely,


                                /s/ Ted Giuliano
                              /s/ Josephine Mahaney


                       Ted Giuliano and Josephine Mahaney
                              Portfolio Co-Managers



(1) 5.18%, 4.75%, and 4.27% were the average annual returns for the 1-, 5-, and 10-year periods ended June 30, 2001. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. Although the portfolio is managed to maintain a stable net asset value of $1.00, the investment return and principal value of an investment may fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The value of the Portfolio's shares, like the share values of all other mutual funds, is neither insured nor guaranteed by the U.S. Government. Neuberger Berman Management Inc. currently absorbs certain operating expenses of the Portfolio. Absent such arrangement, which is subject to change, the total returns would have been less. The performance does not reflect separate account and insurance policy fees and expenses.

      Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gains distributions. The portfolio invests in many securities not included in the above-described index. The composition, industries and holdings of the portfolio are subject to change. Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(2) "Current yield" refers to the income generated by an investment in the portfolio over a 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, it is assumed that the income earned by an investment in the Fund is reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      This material is authorized for distribution only when preceded or accompanied by a current prospectus.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Liquid Asset Portfolio
--------------------------------------------------------------------------------

Principal                                                Ratings
 Amount                                               Moody's  S&P       Value+
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (7.3%)
$  500,000  Fannie Mae, Notes, 4.03%, due 6/28/02      AGY     AGY    $  500,000
   750,000  Federal Home Loan Bank, Notes, 4.11%,
               due 12/6/01                             AGY     AGY       750,000
   380,000  Freddie Mac, Disc. Notes, 4.53%,
               due 9/13/01                             AGY     AGY       376,461
   300,000  Freddie Mac, Disc. Notes, 4.38%,
               due 10/15/01                            AGY     AGY       296,131
                                                                      ----------
            Total U.S. Government Agency Securities                    1,922,592
                                                                      ----------
ASSET-BACKED COMMERCIAL PAPER (16.1%)
 1,041,000  Enterprise Funding Corp., 3.83%,
               due 7/12/01                             P-1     A-1+    1,039,782
 1,000,000  Park Avenue Recreation Corp., 3.80%,
               due 7/26/01                             P-1     A-1       997,361
 1,000,000  Surrey Funding Corp., 3.95%, due 7/6/01    P-1     A-1+      999,451
 1,200,000  Windmill Funding Corp., 3.95%, due 7/9/01  P-1     A-1+    1,198,947
                                                                      ----------
            Total Asset-Backed Commercial Paper                        4,235,541
                                                                      ----------
CORPORATE COMMERCIAL PAPER (50.0%)
   365,000  Abbey National North America Corp.,
               3.90%, due 9/19/01                      P-1     A-1+      361,837
 1,000,000  Abbott Laboratories, 3.82%, due 7/5/01     P-1     A-1+      999,576
 1,000,000  AWB (Finance) Ltd., 3.97%, due 8/9/01      P-1     A-1+      995,699
   400,000  Deutsche Bank Financial, Inc., 4.50%,
               due 8/24/01                             P-1     A-1+      397,300
 1,000,000  Ford Motor Credit Co., 3.80%, due 7/2/01   P-1     A-1       999,894
 1,000,000  Grainger (W.W.), Inc., 3.93%, due 7/3/01   P-1     A-1+      999,782
   945,000  Hershey Foods Corp., 3.87%, due 7/13/01    P-1     A-1       943,781
   200,000  KFW International Finance, Inc., 4.47%,
               due 8/8/01                              P-1     A-1+      199,056
   750,000  MetLife Funding, Inc., 3.65%,
               due 7/27/01                             P-1     A-1+      748,023
   870,000  National Rural Utilities Coop.
               Finance Corp., 3.73%, due 7/25/01       P-1     A-1+      867,837
   955,000  Paccar Financial Corp., 3.68%, due
               9/18/01                                 P-1     A-1+      947,288
 1,127,000  R.R. Donnelley & Sons Co., 3.75% & 3.92%,
               due 7/5/01 & 7/10/01                    P-1     A-1     1,126,320
   920,000  SBC Communications, Inc., 3.72%,
               due 7/16/01                             P-1     A-1+      918,574
 1,000,000  UBS Finance (Delaware), Inc., 3.86%,
               due 10/2/01                             P-1     A-1+      990,028
   473,000  USAA Capital Corp., 3.73%, due 7/18/01     P-1     A-1+      472,167
 1,195,000  Verizon Global Funding Corp., 3.65%,
               due 7/23/01                             P-1     A-1     1,192,334
                                                                      ----------
            Total Corporate Commercial Paper                          13,159,496
                                                                      ----------
TAXABLE REVENUE BONDS (19.0%)
   700,000  Florida Housing Finance Corp., Rev.
               Bonds, Ser. 1999 A, 3.85%, VRDN
               due 1/1/44                              VMIG1   A-1+      700,000
   500,000  Florida Housing Finance Corp., Rev.
               Bonds, Ser. 2000 A, 3.85%, VRDN
               due 1/1/45                              VMIG1   A-1+      500,000
   800,000  Los Angeles (CA) Multi-Family Hsg.
               Rev. Bonds (Fountain Park Proj.),
               Ser. 1999 Q, 3.85%, VRDN due
               4/15/33                                         A-1+      800,000
 1,000,000  Rhode Island St. Student Loan Au.
               Student Loan Rev., Ser. 4, 3.90%,
               VRDN due 12/1/34                        VMIG1           1,000,000
 1,000,000  Riverside Co. (CA) Cert. of
               Participation (Bankruptcy
               Courthouse Acquisition Proj.),
               Ser. 1997, 3.85%, VRDN due 11/1/27      VMIG1   A-1+    1,000,000
 1,000,000  San Jose (CA) Fin. Au. Lease Rev.
               (Hayes Mansion Proj.), Ser. 2001C,
               4.00%, VRDN due 7/1/24                  VMIG1           1,000,000
                                                                      ----------
            Total Taxable Revenue Bonds                                5,000,000
                                                                      ----------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Liquid Asset Portfolio cont'd
-------------------------------------------------------


Principal                                                Ratings
 Amount                                               Moody's  S&P       Value+
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (4.6%)
$  249,558  BMW Vehicle Owner Trust, Ser. 2001-A,
               Class A1, 3.99%, due 5/25/02            P-1     A-1+  $   249,558
    43,970  Chase Manhattan Auto Owner Trust,
               Ser. 2000-A, Class A1, 6.47%,
               due 12/15/01                            P-1     A-1+       43,975
    54,174  Honda Auto Receivables Owner Trust,
               Ser. 2000-1, Class A1, 6.71%,
               due 11/15/01                            P-1     A-1+       54,174
   478,042  Honda Auto Receivables Owner Trust,
               Ser. 2001-1, Class A1, 5.27%,
               due 3/18/02                             P-1     A-1+      478,043
   384,515  Nissan Auto Receivables Owner Trust,
               Ser. 2001-B, Class A1, 4.74%,
               due 5/15/02                             P-1     A-1+      384,515
                                                                     -----------
                                                                       1,210,265
                                                                     -----------
CORPORATE DEBT SECURITIES (2.7%)
   700,000  Merrill Lynch & Co., Inc., Medium-Term
               Notes, 4.35%, due 6/3/02                P-1     A-1+      700,000
                                                                     -----------
            Total Investments (99.7%)                                 26,227,894
            Cash, receivables and other assets,
               less liabilities (0.3%)                                    71,726
                                                                     -----------
            Total Net Assets (100.0%)                                $26,299,620
                                                                     -----------






See Notes to Schedule of Investments

Notes to Schedule of Investments   Liquid Asset Portfolio
---------------------------------------------------------

   + Investment securities of the Fund are valued at amortized cost, which approximates U.S. Federal income tax cost.






See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------


Neuberger Berman Advisers Management Trust                                Liquid
                                                                           Asset
                                                                       Portfolio
--------------------------------------------------------------------------------
Assets
   Investments in securities, at value* (Note A) -
        see Schedule of Investments                                  $26,227,894
   Cash                                                                    3,029
   Interest receivable                                                    24,110
   Receivable for Fund shares sold                                        78,915
   Prepaid expenses and other assets                                         180
                                                                     -----------
                                                                      26,334,128
                                                                     -----------
Liabilities
   Payable for Fund shares redeemed                                       13,018
   Payable to investment manager (Note B)                                  5,087
   Payable to administrator (Note B)                                       8,136
   Accrued expenses                                                        8,267
                                                                          34,508
                                                                     -----------
Net Assets at value:                                                 $26,299,620


Net Assets consist of:
   Paid-in capital                                                   $26,298,871
   Accumulated net realized gains (losses) on investments                    749
                                                                     -----------
Net Assets at value                                                  $26,299,620

Shares Outstanding ($.001 par value; unlimited shares authorized)     26,298,871
                                                                     -----------
Net Asset Value, offering and redemption price per share                   $1.00
                                                                     -----------
*Cost of investments                                                 $26,227,894






See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------

Neuberger Berman Advisers Management Trust                                Liquid
                                                                           Asset
                                                                       Portfolio
--------------------------------------------------------------------------------
Investment Income

Interest income                                                        $686,068

Expenses:

Investment management fee (Note B)                                       32,285
Administration fee (Note B)                                              51,656
Auditing fees                                                               682
Custodian fees (Note B)                                                  16,892
Insurance expense                                                           217
Legal fees                                                                1,009
Shareholder reports                                                      11,103
Trustees' fees and expenses                                              12,658
Miscellaneous                                                             2,445
Total expenses                                                          128,947
Expenses reduced by custodian fee expense offset
  arrangement (Note B)                                                     (528)
                                                                       --------
Total net expenses                                                      128,419
                                                                       --------
Net investment income (loss)                                            557,649

Realized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold                    2,620
                                                                       --------
Net increase (decrease) in net assets resulting from operations        $560,269







See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Changes in Net Assets
----------------------------------


Neuberger Berman Advisers Management Trust             Liquid Asset Portfolio
                                                    ---------------------------
                                                     Six Months            Year
                                                          Ended           Ended
                                                       June 30,    December 31,
                                                           2001            2000
                                                    (Unaudited)
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                           $557,649      $1,276,919
Net realized gain (loss) on investments                   2,620            (301)
Net increase (decrease) in net assets
   resulting from operations                            560,269       1,276,618

Distributions to Shareholders From:

Net investment income                                  (557,649)     (1,276,919)

From Fund Share Transactions:

Proceeds from shares sold                            16,146,182      26,945,209
Proceeds from reinvestment of dividends
   and distributions                                    557,862       1,341,581
Payments for shares redeemed                        (15,193,916)    (29,288,364)
Net increase (decrease) from Fund share
   transactions                                       1,510,128      (1,001,574)
Net Increase (Decrease) in Net Assets                 1,512,748      (1,001,875)

Net Assets:

Beginning of period                                  24,786,872      25,788,747
End of period                                       $26,299,620     $24,786,872

Number of Fund Shares:

Sold                                                 16,146,182      26,945,209
Issued on reinvestment of dividends
   and distributions                                    557,862       1,341,581
Redeemed                                            (15,193,916)    (29,288,364)

Net increase (decrease) in shares outstanding         1,510,128      (1,001,574)






See Notes to Financial Statements

Notes to Financial Statements   Liquid Asset Portfolio
------------------------------------------------------

    NOTE A - Summary Of Significant Accounting Policies:

 1 General: Liquid Asset Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

    Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Liquid Asset Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Liquid Asset Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Liquid Asset Investments.

    It is the policy of the Fund to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share.

 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

 3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

 5 Dividends and distributions to shareholders: It is the policy of the Fund to declare dividends from net investment income on each business day; such dividends are paid and reinvested monthly. Distributions from net realized capital gains, if any, are normally distributed in February. To the extent

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


    the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($1,012, $496, $16, $46, and $281 expiring in 2002, 2005,
    2006, 2007, and 2008, respectively, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

 6 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

 7 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

 8 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

    NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

    The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

    The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets.

Notes to Financial Statements   Liquid Asset Portfolio cont'd
-------------------------------------------------------------

    Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

    Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2001, no reimbursement to the Fund was required.

    Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $528.

    NOTE C - Unaudited Financial Information:

    The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Financial Highlights   Liquid Asset Portfolio+
----------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                        Six Months Ended
                                                June 30,                Year Ended December 31,
                                                    2001       2000      1999        1998        1997        1996
                                             (Unaudited)

Net Asset Value, Beginning of Period             $.9999      $.9999    $.9999      $.9999      $.9999      $1.0000
Income From Investment Operations
   Net Investment Income (Loss)                   .0214       .0549     .0419       .0456       .0461        .0443
   Net Gains or Losses on Securities              .0001           -         -           -           -       (.0001)[Y]
                                                 ------      ------    ------      ------      ------      -------
   Total From Investment Operations               .0215       .0549     .0419       .0456       .0461        .0442
                                                 ------      ------    ------      ------      ------      -------

Less Distributions

From Net Investment Income                       (.0214)     (.0549)   (.0419)     (.0456)     (.0461)      (.0443)
                                                 ------      ------    ------      ------      ------      -------
Net Asset Value, End of Period                  $1.0000      $.9999    $.9999      $.9999      $.9999      $ .9999
                                                 ------      ------    ------      ------      ------      -------
   Total Return++                                 +2.16%**    +5.63%    +4.27%      +4.66%      +4.71%       +4.52%

Ratios/Supplemental Data

Net Assets, End of Period (in millions)         $  26.3      $ 24.8    $ 25.8      $ 14.8      $ 13.4      $  13.5
Ratio of Gross Expenses to Average Net Assets#     1.00%*       .89%     1.01%       1.01%       1.01%        1.01%
Ratio of Net Expenses to Average Net Assets         .99%*       .89%     1.00%[SS]   1.00%[SS]   1.00%[SS]    1.00%[SS]
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              4.32%*      5.48%     4.21%       4.56%       4.61%        4.44%
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See Notes to Financial Highlights

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Notes to Financial Highlights   Liquid Asset Portfolio
------------------------------------------------------


+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Liquid Asset
      Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[SS]  After reimbursement of expenses by Management as described in Note B of
      Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:
                          Year Ended December 31,
                       1999    1998    1997    1996

                       1.09%   1.14%   1.12%   1.21%

*     Annualized.

**    Not annualized.

[Y] The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.


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